Exhibit 4.1

                               [STOCK CERTIFICATE]


                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
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                                                           ---------------------
                                                           CUSIP NO. 00437U 10 6
                                                           ---------------------


          NUMBER                                            SHARES
        ----------                                        ----------

        ---------                   ACCUFACTS             ----------
                         PRE-EMPLOYMENT SCREENING, INC.


                   AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                                 PAR VALUE: $.01


THIS CERTIFIES THAT



IS THE RECORD HOLDER OF



         Shares of ACCUFACTS PRE-EMPLOYMENT SCREENING, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:


[SEAL]
                    ------------------------           ------------------------
                                   SECRETARY                          PRESIDENT

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[LOGO] INTERWEST TRANSFER CO. INC. P.O. BOX 17136 / SALT LAKE CITY, UTAH 84117

                                       (c) CARIBBEAN SECURITY PLC (801) 533 8500

COUNTERSIGNED & REGISTERED
                           -----------------------------------------------------
                           COUNTERSIGNED Transfer Agent-Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - .....Custodian......
                                                           (Cust)        (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors
JT TEN -  as joint tenants with right of
          survivorship and not as tenants          Act .........................
          in common                                           (State)

     Additional abbreviations may also be used though not in the above list.


     For Value Received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________________


           _____________________________________________________________________
           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER